UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2004

INTERVOICE, INC.

(Exact name of registrant as specified in its charter)

Texas	001-15045	75-1927578
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17811 Waterview Parkway
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (972) 454-8000

Not applicable

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On March 9, 2004, Intervoice, Inc. (the “Company”) issued a press release (the “Press Release”) announcing that the Company appointed Don Reed to its board of directors. The foregoing is qualified by reference to the Press Release which is filed as an exhibit to this Report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

       Not applicable.

(b)	PRO FORMA FINANCIAL INFORMATION.

       Not applicable.

(c)	EXHIBITS.

99.1	Press Release dated March 9, 2004, announcing that the Company appointed Don Reed to its board of directors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.

	By:	/s/ DEAN C. HOWELL
Dean C. Howell
Date: March 9, 2004		Executive Vice President and General Counsel

INDEX TO EXHIBITS

Item
Number	Exhibit
99.1	Press Release dated March 9, 2004, announcing that the Company appointed Don Reed to its board of directors.